UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2024

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

(202) 600-5757

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market, LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

As previously disclosed, BurTech Acquisition Corp. (the “Company”) has called a special meeting of stockholders to be held on December 23, 2024 (the “Meeting”) to approve, among other matters, a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 22, 2023 (as amended on April 22, 2024, October 24, 2024 and November 21, 2024, and as may be further amended and/or amended and restated, the “Merger Agreement”), by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of BurTech, Blaize, Inc., a Delaware corporation (“Blaize”) and for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize (the “Merger”), with Blaize surviving the Merger as a wholly owned subsidiary of BurTech.

In connection with closing the Merger, the Company is seeking to enter into non-redemption agreements (the “Non-Redemption Agreements”) with one or more stockholders of the Company who qualify as “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended), have a pre-existing substantial relationship with the Company, and are unaffiliated with the Company or its sponsor, BurTech LP LLC (the “Sponsor”), to secure funds in the Company’s trust account. Pursuant to the Non-Redemption Agreements, such stockholders would agree not to exercise any redemption rights they have with respect to their shares of Class A common stock (the “Non-Redeemed Shares”) under the organizational documents of the Company in connection with the Meeting. In consideration for the foregoing commitment not to redeem the Non-Redeemed Shares, the Company anticipates providing such shareholders with the right to receive a number of shares of the combined company after the Merger (the “New Blaize Earnout Shares”) equal to the number of Non-Redeemed Shares on a 1-for-1 basis. The New Blaize Earnout Shares would be issued to such qualifying non-redeeming stockholders upon the trading price of the common stock of the combined company closing at $12.50 for 20 trading days out of any 30 consecutive trading day period (the “Earnout Trigger”). Neither the Sponsor nor any of its affiliates would receive any New Blaize Earnout Shares.

The entry into any Non-Redemption Agreements would not be expected to increase the likelihood that the Business Combination Proposal is approved by the Company’s shareholders at the Meeting but would be expected to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount remaining in the trust account in the absence of the Non-Redemption Agreements. The Non-Redemption Agreements would be subject to receipt of requisite approvals under Delaware law.

NEITHER THE COMPANY NOR BLAIZE HAS AGREED TO OFFER OR PROVIDE A NON-REDEMPTION INCENTIVE ON THE TERMS OUTLINED ABOVE, OR AT ALL, TO ANY SHAREHOLDER, INVESTOR OR OTHER PERSON. NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN. FURTHER, THE PARTIES HAVE NOT AGREED TO ANY MODIFICATION TO THE MERGER AGREEMENT. THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY, BLAIZE, OR NEW BLAIZE, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION. NO OFFER OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REQUIREMENTS THEREUNDER.

(c) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURTECH ACQUISITION CORP.

	By:	/s/ Shahal Khan
		Name:	Shahal Khan
		Title:	Chief Executive Officer

Dated: December 13, 2024

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